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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report as of December 31, 1997, in the Registration Statement on
Form SB-2 of Studio City Holding Corporation (No. 333-     ) to be filed with
the Securities and Exchange Commission on or about August 28, 1998, and the related Prospectus contained therein.




/s/ Peel, Schatzel & Wells, P.A.
St. Petersburg, Florida


August 27, 1998